Exhibit 99.1

PAVmed Provides Business Update and Preliminary Second Quarter 2022 Financial Results

Lucid’s EsoGuard test volume grows 60% and LucidDx Labs fully operational

Veris Health Cancer Care Platform to commercially launch this year

Conference call to be held today at 4:30 PM EDT

NEW YORK, August 16, 2022 (BUSINESS WIRE) —PAVmed Inc. (Nasdaq: PAVM, PAVMZ) (the “Company” or “PAVmed”), a diversified commercial-stage medical technology company, operating in the medical device, diagnostics, and digital health sectors, today provided a business update for the Company and its subsidiaries, Lucid Diagnostics Inc. (Nasdaq: LUCD) (“Lucid”) and Veris Health Inc. (“Veris”), and presented financial results for the three and six months ended June 30, 2022.

Conference Call and Webcast

A conference call and webcast for today’s business update and second quarter 2022 financial results will take place at 4:30 PM EDT. To access the conference call, listeners should dial 877-407-3982 toll-free in the U.S., and international listeners should dial 201-493-6780, and ask to join the “PAVmed Inc. Business Update Conference Call”. The conference call will be available live via a webcast and for replay at the investor relations section of the Company’s website at https://ir.pavmed.com/. Following the conclusion of the conference call, a replay will be available for one week and can be accessed by dialing 844-512-2921 toll-free in the U.S. or 412-317-6671 from outside the U.S., followed by the PIN number: 13730495.

Business Update Highlights

“PAVmed and its subsidiaries continue to make solid progress as we push forward on our long-term growth strategy and mission to create a leading, diversified medical technology company across all three sectors – medical devices, diagnostics and digital health,” said Lishan Aklog, M.D., PAVmed’s Chairman and Chief Executive Officer. “Our combined team has grown to over one hundred and fifty employees and is singularly focused on growing the PAVmed enterprise while enhancing long-term shareholder value. Lucid, Veris and our pre-commercial products are all moving on a solid path forward.”

Highlights from the second quarter and recent weeks include:

●	Lucid’s wholly owned CLIA-certified, CAP-accredited clinical laboratory, now fully operational as an independent entity, processed 850 commercial EsoGuard tests in the second quarter of 2022, which represents a 60% increase sequentially from the first quarter of 2022 and an over 300% increase annually from the second quarter of 2021. The laboratory has commenced submitting claims to commercial payers and has entered into four new participating provider agreements.

●	Lucid continued its steady expansion of its commercial infrastructure. Expansion of the sales team is progressing towards its end-of-year target of sixty and Lucid Test Centers in four new metropolitan areas: Orange County, California, the Dallas-Fort Worth, Texas metropolitan area, Palm Beach County, Florida and Columbus, Ohio.

●	Both leading gastroenterology specialty associations published updated guidelines which now support Lucid’s EsoCheck® Cell Collection Device and EsoGuard® Esophageal DNA Test as an acceptable alternative to endoscopy, and expand the target population and addressable market opportunity for these products

●	Lucid and over a dozen partner entities participated in the now completed public comment periods following publication of a proposed “foundational” Local Coverage Decision by two Medicare Administrative Contractors and await their response.

●	Veris Health is on schedule to complete software development and commercially launch its Veris Cancer Care Platform this year in conjunction with VerisBox™—a bundle of Veris-branded OEM Bluetooth-enabled connected health care devices.

●	Pre-commercial pipeline consisting of CarpX® Ultrasound (minimally invasive carpal tunnel release with integrated intraluminal ultrasound imaging), Veris Mercury™ (modular implantable monitor paired with vascular access port), and EsoCure™ (endoscopic esophageal ablation device) are progressing well through development towards FDA submission and clearance next year.

●	PortIO’s first-in-human study is progressing with three new sites approved in Colombia, South America. First phase with seven-day implantation duration has been completed, and we are proceeding with the second phase including a sixty-day implantation duration.

Preliminary Financial Results

●	For the three months ended June 30, 2022, due to an extended transition period following the opening of our LucidDx Lab and the onboarding of a new revenue cycle management (“RCM”) partner, initial submission of claims by our RCM provider did not occur until after June 30, 2022. Presently recognized revenue for GAAP purposed is measured by actual collections during the period. Accordingly, there were no EsoGuard revenues recorded for the 850 tests performed for the three months ending June 30, 2022. Operating expenses were approximately $23.5 million, which include stock-based compensation expenses of $5.0 million. GAAP net loss attributable to shareholders was approximately $25.5 million, or $(0.29) per common share.

●	As shown below and for the purpose of illustrating the effect of stock-based compensation and other non-cash income and expenses on the Company’s financial results, the Company’s preliminary non-GAAP adjusted loss for the three months ended June 30, 2022, was approximately $14.5 million or $(0.17) per common share.

●	PAVmed had cash and cash equivalents of $65.2 million as of June 30, 2022, compared with $77.3 million as of December 31, 2021.

The unaudited financial results for the three months ended June 30, 2022 were filed with the SEC on Form 10-Q on August 15, 2022, and are available at www.pavmed.com or www.sec.gov.

PAVmed Non-GAAP Measures

To supplement our unaudited financial results presented in accordance with U.S. generally accepted accounting principles (GAAP), management provides certain non-GAAP financial measures of the Company’s financial results. These non-GAAP financial measures include net loss before interest, taxes, depreciation, and amortization (EBITDA) and non-GAAP adjusted loss, which further adjusts EBITDA for stock-based compensation expense, loss on the issuance or modification of convertible securities, the periodic change in fair value of convertible securities, and loss on debt extinguishment. The foregoing non-GAAP financial measures of EBITDA and non-GAAP adjusted loss are not recognized terms under U.S. GAAP.

Non-GAAP financial measures are presented with the intent of providing greater transparency to the information used by us in our financial performance analysis and operational decision-making. We believe these non-GAAP financial measures provide meaningful information to assist investors, shareholders, and other readers of our unaudited financial statements in making comparisons to our historical financial results and analyzing the underlying performance of our results of operations. These non-GAAP financial measures are not intended to be, and should not be, a substitute for, considered superior to, considered separately from, or as an alternative to, the most directly comparable GAAP financial measures.

Non-GAAP financial measures are provided to enhance readers’ overall understanding of our current financial results and to provide further information for comparative purposes. Management believes the non-GAAP financial measures provide useful information to management and investors by isolating certain expenses, gains, and losses that may not be indicative of our core operating results and business outlook. Specifically, the non-GAAP financial measures include non-GAAP adjusted loss, and its presentation is intended to help the reader understand the effect of the loss on the issuance or modification of convertible securities, the periodic change in fair value of convertible securities, the loss on debt extinguishment and the corresponding accounting for non-cash charges on financial performance. In addition, management believes non-GAAP financial measures enhance the comparability of results against prior periods.

A reconciliation to the most directly comparable GAAP measure of all non-GAAP financial measures included in this press release for the three months and six months ended June 30, 2022, and 2021 is as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2022	2021	2022	2021

Revenue	$-	$-	$189	$-
Gross profit	-	-	(180)	-
Operating expenses	23,477	12,970	42,930	21,046
Other (Income) Expense	5,624	(300)	5,624	1,733
Net Loss	(29,101)	(12,670)	(48,734)	(22,779)
Net income (loss) per common share, basic and diluted	$(0.29)	$(0.14)	$(0.49)	$(0.27)
Net loss attributable to common stockholders	(25,595)	(11,545)	(42,535)	(21,051)
Preferred Stock dividends and deemed dividends	70	74	138	149
Net income (loss) as reported	(25,525)	(11,471)	(42,397)	(20,902)
Adjustments:
Depreciation and amortization expense[1]	815	16	1,031	28
EBITDA	(24,710)	(11,455)	(41,366)	(20,821)

Other non-cash or financing related expenses:
Stock-based compensation expense[3]	5,007	5,203	9,820	6,639
Debt extinguishment[2]		(300)	-	3,415
Acquisition related[2]	66	133	239	133
Change in FV convertible debt[2]	2,000	-	2,000	(1,682)
Offering costs convertible debt[2]	3,101	-	3,101	-
Other non-cash charges	28	-	57	-
Non-GAAP adjusted (loss)	(14,508)	(6,419)	(26,149)	(12,316)
Basic and Diluted shares outstanding	86,957	82,235	86,690	78,118
Non-GAAP adjusted (loss) income per share	$(0.17)	$(0.08)	$(0.30)	$(0.16)

1 Included in general and administrative expenses in the financial statements

2 Included in other income and expenses

3 Stock-based compensation (“SBC”) expenses:

	For the three months ended June 30,		For the six month ended June 30,
	2022	2021	2022	2021
Sales and marketing expense	4,898	1,875	8,823	3,262
Stock-based compensation expense	(591)	(298)	(1,216)	(500)
Net commercial operations expense excluding SBC	4,307	1,577	7,607	2,762

General and administrative expense total	11,839	6,837	21,436	10,211
Stock-based compensation expense	(4,162)	(4,599)	(8,164)	(5,722)
Net general and administrative expense excluding SBC	7,677	2,238	13,272	4,489

Research and development expense total	6,740	4,258	12,671	7,573
Stock-based compensation expense	(254)	(306)	(440)	(417)
Net research and development expense excluding SBC	6,486	3,952	12,231	7,156

Total operating expenses	23,477	12,970	42,930	21,046
Stock-based compensation expense	(5,007)	(5,203)	(9,820)	(6,639)
Net operating expenses excluding SBC	18,470	7,767	33,110	14,407

Lucid Diagnostics (Nasdaq: LUCD) Preliminary Financial Results

●	For the three months ended June 30, 2022, due to an extended transition period following the opening of our LucidDx Labs and the onboarding of a new revenue cycle management (“RCM”) partner, initial submission of claims by our RCM provider did not occur until after June 30, 2022. Presently, recognized revenue for GAAP purposes is measured by actual collections during the period. Accordingly, there were no EsoGuard revenues recorded for the 850 tests performed for the three months ending June 30, 2022. Operating expenses were approximately $14.6 million, which include stock-based compensation expenses of $3.8 million. GAAP net loss attributable to common stockholders was approximately $14.6 million, or $(0.41) per common share.

●	As shown below and for the purpose of illustrating the effect of stock-based compensation and other non-cash income and expenses on the Company’s financial results, the Company’s preliminary non-GAAP adjusted loss for the three months ended June 30, 2022, was approximately $10.1 million or $(0.28) per common share.\

●	Lucid had cash and cash equivalents of $32.7 million as of June 30, 2022, compared to $53.7 as of December 31, 2021.

●	The unaudited financial results for the three months ended June 30, 2022, were filed with the SEC on Form 10-Q on August 15, 2022, and are available at www.luciddx.com or www.sec.gov.

Lucid Non-GAAP Measures

●	To supplement our unaudited financial results presented in accordance with U.S. generally accepted accounting principles (GAAP), management provides certain non-GAAP financial measures of the Company’s financial results. These non-GAAP financial measures include net loss before interest, taxes, depreciation, and amortization (EBITDA), and non-GAAP adjusted loss, which further adjusts EBITDA for stock-based compensation expense and other non-cash income and expenses, if any. The foregoing non-GAAP financial measures of EBITDA and non-GAAP adjusted loss are not recognized terms under U.S. GAAP.

●	Non-GAAP financial measures are presented with the intent of providing greater transparency to the information used by us in our financial performance analysis and operational decision-making. We believe these non-GAAP financial measures provide meaningful information to assist investors, shareholders, and other readers of our unaudited financial statements in making comparisons to our historical financial results and analyzing the underlying performance of our results of operations. These non-GAAP financial measures are not intended to be, and should not be, a substitute for, considered superior to, considered separately from, or as an alternative to, the most directly comparable GAAP financial measures.

●	Non-GAAP financial measures are provided to enhance readers’ overall understanding of our current financial results and to provide further information for comparative purposes. Management believes the non-GAAP financial measures provide useful information to management and investors by isolating certain expenses, gains, and losses that may not be indicative of our core operating results and business outlook. Specifically, the non-GAAP financial measures include non-GAAP adjusted loss, and its presentation is intended to help the reader understand the effect of the loss on the issuance or modification of convertible securities, the periodic change in fair value of convertible securities, the loss on debt extinguishment, and the corresponding accounting for non-cash charges on financial performance. In addition, management believes non-GAAP financial measures enhance the comparability of results against prior periods.

●	A reconciliation to the most directly comparable GAAP measure of all non-GAAP financial measures included in this press release for the three months and six months ended June 30, 2022, and 2021 is as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2022	2021	2022	2021

Revenue	$-	$-	$189	$-
Gross profit	-	-	(180)	-
Operating expenses	14,624	6,016	26,714	9,669
Other (Income) expense	-	147	-	147
Net loss	(14,624)	(6,163)	(26,894)	(9,816)
Net income (loss) per common share, basic and diluted	$(0.41)	$(0.44)	$(0.76)	$(0.70)
Adjustments:
Depreciation and amortization expense[1]	704	-	728	3
Interest expense, net[3]	-	147	-	147
EBITDA	(13,920)	(6,016)	(26,166)	(9,666)

Other non-cash or financing related expenses:
Stock-based compensation expense[3]	3,843	2,580	7,679	3,384
Non-GAAP adjusted (loss)	(10,077)	(3,436)	(18,487)	(6,282)
Basic and Diluted shares outstanding	35,760	14,115	35,444	14,115
Non-GAAP adjusted (loss) income per share	$(0.28)	$(0.24)	$(0.52)	$(0.45)

1 Included in general and administrative expenses in the financial statements

	For the three months ended June 30,		For the six months ended June 30,
	2022	2021	2022	2021
[2] Stock-based compensation (“SBC”) expenses:
Sales and Marketing expense total	3,873	1,021	7,191	1,710
Stock-based compensation expense	(375)	-	(816)	-
Net commercial operations expense excluding SBC	3,498	1,021	6,375	1,710

General and administrative expense total	7,311	3,122	13,202	4,334
Stock-based compensation expense	(3,390)	(2,505)	(6,659)	(3,294)
Net general and administrative expense excluding SBC	3,921	617	6,543	1,040

Research and development expense total	3,440	1,873	6,321	3,625
Stock-based compensation expense	(78)	(75)	(204)	(90)
Net research and development expense excluding SBC	3,362	1,798	6,117	3,535

Total operating expenses	14,624	6,016	26,714	9,669
Stock-based compensation expense	(3,843)	(2,580)	(7,679)	(3,384)
Net operating expenses excluding SBC	10,781	3,436	19,035	6,285

About PAVmed

PAVmed Inc. is a diversified commercial-stage medical technology company operating in the medical device, diagnostics, and digital health sectors. Its major subsidiary, Lucid Diagnostics Inc. (Nasdaq: LUCD), is a commercial-stage cancer prevention medical diagnostics company which markets the EsoGuard® Esophageal DNA Test and EsoCheck® Esophageal Cell Collection Device—the first and only commercial tools for widespread early detection of esophageal precancer to prevent esophageal cancer deaths. Lucid operates its own CLIA-certified, CAP-approved molecular diagnostic laboratory, LucidDx Labs and a network of Lucid Test Centers. Another major subsidiary, Veris Health Inc., is a digital health company focused on enhanced personalized cancer care through remote patient monitoring using implantable biologic sensors with wireless communication along with a custom suite of connected external devices. The product pipeline also includes the CarpX® Minimally Invasive Device for Carpal Tunnel Syndrome, EsoCure™ Esophageal Ablation Device with Caldus™ Technology, which complements EsoGuard and EsoCheck, NextFlo™ Intravenous Infusion Set, PortIO™ Implantable Intraosseous Vascular Access Device, and other earlier stage technologies. For more information on PAVmed, please visit PAVmed.com and follow PAVmed on Twitter, LinkedIn, and YouTube. For more information on Lucid, please visit LucidDx.com and follow Lucid on Twitter, and LinkedIn. For detailed information on EsoGuard, please visit EsoGuard.com and follow EsoGuard on Twitter, Facebook and Instagram.

Forward-Looking Statements

This press release includes forward-looking statements that involve risk and uncertainties. Forward-looking statements are any statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of PAVmed’s and Lucid’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Risks and uncertainties that may cause such differences include, among other things, volatility in the price of PAVmed’s and Lucid’s common stock; PAVmed’s Series W and Series Z warrants; general economic and market conditions; the uncertainties inherent in research and development, including the cost and time required to advance PAVmed’s and Lucid’s products to regulatory submission; whether regulatory authorities will be satisfied with the design of and results from PAVmed’s and Lucid’s clinical and preclinical studies; whether and when PAVmed’s and Lucid’s products are cleared by regulatory authorities; market acceptance of PAVmed’s and Lucid’s products once cleared and commercialized; PAVmed’s and Lucid’s ability to raise additional funding as needed; and other competitive developments. In addition, PAVmed and Lucid have been monitoring the COVID-19 pandemic and the pandemic’s impact on PAVmed’s and Lucid’s businesses. PAVmed and Lucid expect the significance of the COVID-19 pandemic, including the extent of its effect on its financial and operational results, to be dictated by, among other things, the success of efforts to contain the pandemic and the impact of such efforts on PAVmed’s and Lucid’s businesses. These factors are difficult or impossible to predict accurately and many of them are beyond PAVmed’s and Lucid’s control. In addition, new risks and uncertainties may arise from time to time and are difficult to predict. For a further list and description of these and other important risks and uncertainties that may affect PAVmed’s and Lucid’s future operations, see Part I, Item IA, “Risk Factors,” in PAVmed’s and Lucid’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as the same may be updated in Part II, Item 1A, “Risk Factors” in any Quarterly Report on Form 10-Q filed by PAVmed after its most recent Annual Report and Lucid’s Registration Statement No. 333-259721 filed with the Securities and Exchange Commission. PAVmed and Lucid disclaim any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in its expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.

Contacts

Investors

Adrian K. Miller

PAVmed Inc.

AKM@PAVmed.com

Media

Shani Lewis

LaVoieHealthScience

(609) 516-5761

PAVmed@lavoiehealthscience.com